UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

116 S. Stewart Street

Winchester, VA 22601

(Address of principal executive offices)(Zip code)

Dennis Connor

116 S. Stewart Street

Winchester, VA 22601

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

CAMCO INVESTORS FUND

JUNE 30, 2012

(UNAUDITED)

Dear Fellow Shareholders,

As Portfolio Managers and fellow shareholder of The CAMCO Investors Fund , we are reporting that the Fund has ended the first half of 2012 with a year to date gain of  3.93%  This compares with a gain of 8.66% for the Russell 300 Value Index and a gain of 9.49% for the S+P 500.  The Fund performance has been hindered by a larger than normal cash position for much of this year.  We have held excess cash over concerns about of a weakening US economy, worrisome news from Europe, and a slowdown in growth from China and other emerging markets.   As US stocks fell in the second quarter, however, we began to redeploy much of that cash into select undervalued stocks, with an emphasis on high quality US large cap, dividend paying companies.  We still have our concerns as outlined above, but we feel that the market is currently presenting us with a scenario not often seen, namely  the biggest and best of US equities are offering what we believe to be the best risk/reward opportunities among US stocks.   Our fund portfolio reflects this with recent purchases of Sysco Foods, the largest US food distributor, Bank of New York Mellon, one of the largest institutional banks, CSX , a leading rail carrier and Applied Materials, the dominant semiconductor equipment maker .  These companies are all trading at a discount to the S+P 500 on a Price to Earnings basis and offer the attractive combination of share price appreciation potential with solid dividends.

As we look at the rest of the investing landscape, outside of US blue chips, we are much less sanguine about opportunities.  Smaller cap stocks don’t seem to be as attractive, when we can buy the larger cap market leaders at below market valuations.  Global equities look to be fully valued at best, and face the rising risk of a global slowdown.  Real estate has seen some improvement on the commercial side, but less so on the residential side.  Low interest rates have proven to be a good inducement for refinances (if you’re not one of the 25% underwater on your mortgage), but not as much for new or existing home sales.  The Fed has certainly telegraphed their desire to keep short term rates low, but we wonder how much ammo is left in their arsenal.  Even a modest uptick in rates could impact the slow housing recovery.  However, the greater risk we see is not in real estate, but in bonds.  With the 10 year Treasury currently sitting at 1.50%, we fear the flood of investor assets into bonds and bond funds will prove to quite ill timed.   There are certainly many economic scenarios to consider, but it sure seems likely to us that the next five to seven years will see an increase in the rates seen in our current historical lows.  We expect that most of the investors piling into bonds will find out that the old saying “buy low, sell high” applies as equally well to the bond market.  How do we reduce our massive domestic government debt without the temptation to inflate it away and cause interest rates to rise?  We don’t believe we can, consequently we are avoiding bonds.

We also face the uncertainty of an election year.  Although this will be resolved quickly, our long term anemic growth rates and high debt will not.  We still believe the best course to address these significant problems is through reduced government spending, reduced regulations and reduced taxes.  Even a modest dose of this could remove much of the uncertainty being felt in our boardrooms and kitchen tables and get the economy back on track.   In the mean time, we will continue to seek out the best opportunities in accordance with our values, and invest accordingly.

Thanks again for your confidence in us.

Regards,

Rick Weitz

Dennis Connor

CAMCO INVESTORS FUND

PORTFOLIO ANALYSIS

JUNE 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
5.23%
Cash Equivalent
6.50%
Consumer Goods
8.58%
Basic Materials
11.95%
Exchange Traded
Funds
2.70%
Financial
13.41%
Healthcare
12.53%
Industrial Goods
5.24%
Services
15.65%
Technology
18.21%

	Camco Investors Fund
	Schedule of Investments
	June 30, 2012 (Unaudited)

Shares		Value

COMMON STOCKS -85.46%

Accident & Health Insurance- 2.78%
6,500	Aflac Inc.	276,835

Agriculture Chemicals -2.20%
4,000	Mosaic Co.	219,040

Air Courier Services -1.84%
2,000	FDX Corp.	183,220

Beverages- 2.36%
3,000	Coca Cola Co.	234,570

Communications Equipment - 2.11%
3,000	American Tower	209,730

Computer Communications Equipment - 3.28%
19,000	Cisco System, Inc.	326,230

Drilling Oil & Gas Wells- 2.02%
14,000	Nabors Industries *	201,600

Electric & Other Services Combined - 2.27%%
6,000	Exelon Corp.	225,720

Electronic & Other Electrical Equipment - 3.04%
6,500	Emerson Electric Co.	302,770

Electronic Computers - 3.96%
675	Apple Inc. *	394,200

Electronic Equipment & Instruments - 2.95%
5,442	Dominion Resources, Inc.	293,868
25	Flextronics International Ltd. (Singapore) *	155
		294,023
Food & Kindred Products - 2.35%
7,000	Campbell Soup Co.	233,660

Guided Missiles & Space Vehicles - 2.19%
2,500	Lockheed Martin Corp.	217,700

Health Care Equipment & Supplies - 6.80%
5,950	Covidien Ltd.	318,325
6,500	Stryker Corp.	358,150
		676,475
National Commercial Banks - 2.75%
8,500	US Bancorp	273,360

Oil, Gas Consumable Fuels - 5.06%
2,500	Exxon Mobil	213,925
4,500	National Oilwell Varco, Inc.	289,980
		503,905
Pharmaceutical Preparations -2.92%
4,500	Abbott Laboratories	290,115

Pharmaceuticals - 2.79%
13,000	Mylan, Inc. *	277,810

Public Building and Related Furniture - 1.67%
6,000	Johnson Controls Inc.	166,260

Radio & TV Broadcasting - 2.24%
4,000	Qualcomm	222,720

Railroads Line Haul Operating - 2.70%
12,000	CSX Corp	268,320

Retail Eating Places - 1.78%
2,000	Mcdonalds Corp.	177,060

Retail-Miscellaneous Shopping Goods Store - 2.49%
19,000	Staples Inc.	247,950

Saving Institution, Federally Charted - 2.45%
21,000	People's United Financial, Inc.	243,810

Semiconductors & Related Devices - 6.59%
27,000	Applied Materials Inc.	309,015
13,000	Intel Corp.	346,450
		655,465
Specialty Cleaning, Polishing, & Sanitation - 2.18%
3,000	Clorox Co.	217,380

Specialty Retail - 4.42%
15,450	Lowe's Companies, Inc.	439,398

State Commercial Banks - 2.87%
13,000	Bank of New York Co. Inc.	285,350

Wholesales-Groceries and Related Products 2.40%
8,000	Sysco Corp.	238,480

TOTAL FOR COMMON STOCKS (Cost $7,321,772) - 85.46%		8,503,156

EXCHANGE TRADED FUNDS - 2.70%
6,000	Market Vectors Gold Miners *	268,620
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $314,221) - 2.70%		268,620

LIMITED PARTNERSHIPS - 2.63%
3,325	Kinder Morgan Energy Partners, LP	261,279
TOTAL FOR LIMITED PARTNERSHIPS (Cost $51,032) - 2.63%		261,279

REAL ESTATE INVESTMENT TRUSTS - 2.54%
30,000	Ashford Hospitality Trust, Inc.	252,900
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $225,070) - 2.54%		252,900

SHORT TERM INVESTMENTS - 6.49%
645,924	US Bank Repurchase Agreement, 0.01%, dated 06/29/2012, due 07/02/2012
	repurchase price $645,924, collateralized by U.S. Treasury Bonds	645,924
	with a market value of $658,885, yield of 4.00%, and maturity date of 8/01/2018.

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $645,924) - 6.49%		645,924

TOTAL INVESTMENTS (Cost $8,558,019) - 99.82%		9,931,879

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.18%		17,687

NET ASSETS - 100.00%		$ 9,949,566

* Non-income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 8,503,156	-	-	$ 8,503,156
Exchange Traded Funds	268,620	-	-	268,620
Limited Partnerships	261,279	-	-	261,279
Real Estate Investment Trusts	252,900	-	-	252,900
Short-Term Investments:
US Bank Repurchase Agreement	645,924	-	-	645,924

	$ 9,931,879	-	-	$ 9,931,879

The Fund did not hold any Level 3 assets during the six months ended June 30, 2012. The Fund did not hold any derivative instruments at any time during the six months ended June 30, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
June 30, 2012 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $8,558,019)	$ 9,931,879
Receivables:
Dividends and Interest	14,042
Securities Sold	19,932
Total Assets	9,965,853
Liabilities:
Due to Advisor	16,287
Total Liabilities	16,287
Net Assets	$ 9,949,566

Net Assets Consist of:
Paid In Capital	$ 11,092,726
Accumulated Undistributed Net Investment Loss	(6,879)
Accumulated Realized Loss on Investments	(2,510,141)
Unrealized Appreciation in Value of Investments	1,373,860
Net Assets, for 989,440 Shares Outstanding	$ 9,949,566

Net Asset Value Per Share	$ 10.06

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the six months ended June 30, 2012 (Unaudited)

Investment Income:
Dividends (net of $0 of foreign tax withheld)	$ 88,484
Interest	77
Total Investment Income	88,561

Expenses:
Advisory Fees (Note 3)	95,440
Total Expenses	95,440

Net Investment Loss	(6,879)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	312,831
Net Change in Unrealized Appreciation on Investments	62,318
Realized and Unrealized Gain on Investments	375,149

Net Increase in Net Assets Resulting from Operations	$ 368,270

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2012	12/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (6,879)	$ (22,847)
Net Realized Gain (Loss) on Investments	312,831	(323,276)
Unrealized Appreciation (Depreciation) on Investments	62,318	(253,212)
Net Increase (Decrease) in Net Assets Resulting from Operations	368,270	(599,335)

Distributions to Shareholders:
Net Investment Income	-	-
Return of Capital	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 4)	276,630	161,693

Total Increase (Decrease) in Net Assets	644,900	(437,642)

Net Assets:
Beginning of Period	9,304,666	9,742,308

End of Period (Including Undistributed Net Investment Income (Loss) of $(6,879) and $0, respectively)	$ 9,949,566	$ 9,304,666

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended		Years Ended
	6/30/2012		12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007

Net Asset Value, at Beginning of Period	$ 9.68		$ 10.27	$ 8.96	$ 7.39	$ 11.71	$ 13.02

Income From Investment Operations:
Net Investment Income (Loss) *	(0.01)		(0.02)	(0.01)	0.02	0.04	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	0.39		(0.57)	1.32	1.58	(4.25)	(1.32)
Total from Investment Operations	0.38		(0.59)	1.31	1.60	(4.21)	(1.28)

Distributions:
Net Investment Income	-		-	-	(0.02)	(0.04)	(0.02)
Return of Capital	-		-	-	(0.01)	-	-
Realized Gains	-		-	-	-	(0.07)	(0.01)
Total from Distributions	-		-	-	(0.03)	(0.11)	(0.03)

Net Asset Value, at End of Period	$ 10.06		$ 9.68	$ 10.27	$ 8.96	$ 7.39	$ 11.71

Total Return **	3.93%		(5.74)%	14.62%	21.71%	(35.89)%	(9.82)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,950		$ 9,305	$ 9,742	$ 8,420	$ 6,527	$ 10,265
Ratio of Expenses to Average Net Assets	1.98%	†	1.98%	1.98%	1.98%	1.98%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%	†	(0.23)%	(0.07)%	0.28%	0.36%	0.28%
Portfolio Turnover	51.59%		68.50%	26.86%	13.51%	21.42%	35.88%

† Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 (UNAUDITED)

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized as diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006 and commenced operations on February 8, 2007.  The Fund was organized to acquire all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  The Predecessor Fund was organized on January 1, 1998.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is  capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Investment Management Agreement and Transactions with Affiliates

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, fees and expenses of acquired funds, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the six months ended June 30, 2012, the Adviser earned a fee of $95,440 from the Fund.  At June 30, 2012, the Fund owed the Adviser $16,287.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.

Note 4. Capital Share Transactions

Paid in capital at June 30, 2012, was $11,092,726 representing 989,440 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock.

Transactions in capital stock were as follows:

	Six Months Ended 6/30/2012		Year Ended 12/31/2011
	Shares	Amount	Shares	Amount
Shares sold	76,024	$758,197	71,129	$750,256
Shares issued in reinvestment of dividends	-	-	-	-
Shares redeemed	(47,653)	(481,567)	(58,486)	(588,563)
Net increase	28,371	$ 276,630	12,643	$ 161,693

Note 5. Investment Transactions

For the six months ended June 30, 2012, purchases and sales of investment securities other than short-term investments aggregated $5,229,643 and $4,298,346, respectively.

Note 6. Tax Matters

As of June 30, 2012, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments

$8,558,019

Gross tax appreciation of investments

$ 1,464,883

Gross tax depreciation of investments

$    (91,023)

Net tax appreciation

$ 1,373,860

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2011, the following represents the tax basis capital gains and losses:

Capital loss carry-forward expiring 12/31/17+

$ 2,397,823

Capital loss carry-forward expiring 12/31/18+

$    101,873

Capital loss carry-forward indefinite expiration

$    322,065

Post-October capital loss deferrals realized between 11/1/10 and 12/31/11*

$        1,211

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

* These deferrals are considered incurred in the subsequent year.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States

The Fund paid no distributions during the six months ended June 30, 2012, and year ended December 31, 2011.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2012, Pershing LLC held for the benefit of others, in aggregate, owned approximately 60.48% of the Fund’s shares and may be deemed to control the Fund.

Note 8. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Camco Investors Fund
Expense Illustration
June 30, 2012 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which consist solely of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2012	June 30, 2012	January 1, 2012 to June 30, 2012

Actual	$1,000.00	$1,039.26	$10.04
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,015.02	$9.92

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CAMCO INVESTORS FUND

TRUSTEES AND OFFICERS

JUNE 30, 2012 (UNAUDITED)

Independent Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Col. Richard Bruss c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 79	Trustee	One Year/ First Elected 12/2002	Retired – USAF (1990 – present)	1	None
Charles J. Bailey c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 66	Trustee	One Year/ First Elected 12/2002	Retired Regional Mgr. Tollgate Inc. (1995 – 2009)	1	None
Gary Comparetto c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 54	Trustee	One Year/ First Elected 2/2011	Senior Principal Engineer, MITRE Corporation (1997 – present)	1	None

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Dennis M. Connor[1] c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 55	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age:71	Treasurer and Chief Compliance Officer	One Year/ First Elected 12/04/04	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz c/o Camco Investors Fund 116 South Stewart St., Winchester, VA 22601 Age: 53	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1994 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

JUNE 30, 2012 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Gary Comparetto

Investment Adviser

Cornerstone Asset Management, Inc.

116 South Stewart Street

Winchester, VA  22601

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Filed herewith.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 7, 2012

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date September 7, 2012